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                                  EXHIBIT 10.1

                              SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this, "Second Amendment"), dated as of August 26, 1998, is entered into among TEXAS INDUSTRIES, INC., a Delaware corporation (the "Borrower"), the banks listed on the signature pages hereof (the "Lenders"), certain Co-Agents (the "Co-Agents"), and NATIONSBANK, N.A. (successor by merger to NationsBank of Texas, N.A.), as Administrative Lender for the Lenders (in said capacity, the "Administrative Lender").

                                  BACKGROUND
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     A.   The Borrower, the Lenders, the Co-Agents, and the
Administrative Lender are parties to that certain Second Amended and Restated Credit Agreement, dated as of December 18, 1997 as amended by that certain First Amendment to Second Amendment and Restated Credit Agreement, dated as of May 28, 1998 (said Amended and Restated Credit Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

     B. The Borrower, the Lenders, the Co-Agents, and the Administrative Lender desire to amend the Credit Agreement.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Co-Agents, and the Administrative Lender covenant and agree as follows:

     1.   AMENDMENTS.

     (a) Article I of the Credit Agreement is hereby amended by adding the defined term "Chaparral East Project Letter of Credit" thereto in proper
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alphabetical order to read as follows:

          "Chaparral East Proiect Letters of Credit" means those two certain
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     irrevocable letters of credit to be issued by the Issuing Bank in connection with the $75,000,000 Industrial Development Authority of Dinwiddie County, Virginia Exempt Facility Revenue Bonds (Chaparral East Project) which shall provide for renewal thereof for additional one-year periods, but which in no event shall be extended beyond the Maturity Date

     (b) Section 2.16(a) of the Credit Agreement is hereby amended by amending the second and third sentences thereof to read as follows:

          "No Letter of Credit (other than the Chaparral East Project Letters of Credit) shall be issued to support any obligation of the Borrower or any Subsidiary in respect of debt for borrowed money. No Letter of Credit (other than the Chaparral East Project Letters of Credit) shall have an expiration date (including all rights of renewal) later than the earlier of (i) the Maturity Date or (ii) one year after the date of issuance thereof."

     2.   REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its
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execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

     (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as made on and as of such date;

     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

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     (c)  the Borrower has full power and authority to execute and deliver this
Second Amendment, and this Second Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

     (d) neither the execution, delivery and performance of this Second Amendment or the Credit Agreement, as amended by this Second Amendment, nor the consummation of any transactions herein or therein will contravene or conflict with any law to which the Borrower or any of its Subsidiaries is subject or any indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries or any of their respective property is subject; and

     (e) no authorization, approval consent, or other action by, notice to, or filing with, any governmental authority or other Person is required for the execution, delivery or performance by the Borrower of this Second Amendment or the acknowledgment by any Guarantor of this Second Amendment.

     3.   CONDITIONS OF EFFECTIVENESS. This Second Amendment shall be effective
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as of August 26, 1998, subject to the following:

     (a) the Administrative Lender shall have received counterparts of this Second Amendment executed by the Determining Lenders;

     (b) the Administrative Lender shall have received counterparts of this Second Amendment executed by the Borrower and acknowledged by each Guarantor; and

     (c) the Administrative Lender shall have received, in form and substance satisfactory to the Administrative Lender and its counsel, such other documents, certificates and instruments as the Administrative Lender shall require.

     4.   GUARANTOR'S ACKNOWLEDGMENT. By signing below, each of the Guarantors
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(i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Second Amendment, (ii) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty are not released, modified, impaired or affected in any manner by this Second Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Subsidiary Guaranty and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty.

     5.   REFERENCE TO THE CREDIT AGREEMENT.
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     (a)  Upon the effectiveness of this Second Amendment, each reference in the
Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

     (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

     6.   COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all
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costs and expenses of the Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender with respect thereto and with respect to advising the Administrative Lender as to its rights and responsibilities under the Credit Agreement, as hereby amended).

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     7.   EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in
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any number of counterparts and by different parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     8.   GOVERNING LAW:  BINDING EFFECT. This Second Amendment shall be
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governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower and each Lender and their respective successors and assigns.

     9.   HEADINGS. Section headings in this Second Amendment are included
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herein for convenience of reference only and shall not constitute a part of this
Second Amendment for any other purpose.

     10.  ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND
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AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN
THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO ORAL UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.


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